UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 15, 2007
Atlantic Coast Entertainment Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-110484	54-2131349

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Stratosphere Casino Hotel & Tower 2000 Las Vegas Boulevard South Las Vegas, Nevada	08104

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (702) 380-7777
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 OTHER EVENTS
     On November 16, 2007, Atlantic Coast Entertainment Holdings, Inc. (the “Company”) announced that ACE Hi Merger Corp. (“Merger Corp”), a wholly-owned subsidiary of Icahn Enterprises L.P. and the owner of approximately 94.2% of the outstanding shares of the Company’s common stock (the “Company Common Stock”), completed a short-form merger transaction under Section 253 of the Delaware General Corporation Law, pursuant to which Merger Corp merged with and into the Company and the Company became a wholly-owned subsidiary of Icahn Enterprises L.P. (the “Merger”). Merger Corp effected the Merger by filing a Certificate of Ownership and Merger (the “Certificate”) with the State of Delaware, effective as of November 15, 2007.
     Pursuant to the Merger, the holders of Company Common Stock (other than Merger Corp) are entitled to receive $21.19 per share in cash in exchange for their shares. Alternatively, by following the procedures set forth under Delaware law, any of these stockholders who do not wish to accept the $21.19 per share cash consideration are entitled to receive payment in cash of the “fair value” of these shares as determined by an appraisal proceeding by the Delaware Court of Chancery.
     Notices of Merger and Appraisal Rights, Letters of Transmittal and other documents necessary for the exchange of stock certificates will be mailed to stockholders within 10 days. The Notice of Merger and Appraisal Rights will also provide information for stockholders who choose to exercise their appraisal rights under Delaware law.
     The Company intends to file promptly a Form 15 with the Securities and Exchange Commission, thereby terminating its reporting obligations under the Securities Exchange Act of 1934, as amended, and its status as a public company.
     The preceding description of the Merger is a summary and is qualified in its entirety by the entire text of the Certificate, which is attached hereto as Exhibit 99.2, and is incorporated by reference herein.
     On November 16, 2007, the Company issued a press release announcing the filing of the Certificate and the consummation of the Merger. The entire text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1*	Atlantic Coast Entertainment Holdings, Inc. Press Release, dated November 16, 2007.

99.2*	Certificate of Ownership and Merger, dated November 15, 2007.

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.
Dated: November 16, 2007	By:	/s/ Denise Barton
		Name:	Denise Barton
		Title:	Vice President, Chief Financial Officer, and Principal Accounting Officer